SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant _x_
Filed by a party other than the registrant ___

Check the appropriate box:
 _x_    Preliminary proxy statement
 ___    Definitive proxy statement
 ___    Definitive additional materials
 ___    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Metric Income Trust Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            Herman H. Howerton, Esq.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
___ No fee required.
_x_ No fee  required.  Fee  computed  on table  below  per  Exchange  Act  Rules
    14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

                                  common stock
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

                                   6,321,641
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                 $0.60, based on an estimate of per share value
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

                                 $3,792,984.60
--------------------------------------------------------------------------------
(5) Total Fee Paid:

                                    $758.61
--------------------------------------------------------------------------------

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration sta tement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
(3) Filing party:

--------------------------------------------------------------------------------
(4) Date filed:

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                                        1

                        METRIC INCOME TRUST SERIES, INC.

                    NOTICE TO SHAREHOLDERS OF ANNUAL MEETING


         PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Metric Income Trust Series, Inc. ("MITS" or the "Fund") will be held on Wednesday, June 17, 1998 at 10:00 a.m., local time, at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111, to consider and vote on the following matters:


          1.      Approval of the Fund's Plan of Liquidation and Dissolution;

          2. Approval of the Amendment to the Fund's Bylaws to eliminate the requirement that the Fund deliver audited annual financial statements and unaudited quarterly financial statements to its Shareholders.

          3.      Election of Directors for the ensuing year; and

          4.      Such other business as may properly come before the meeting.

         In addition, management will report on the business and financial condition of MITS.

         Only Shareholders of record at the close of business on April 23, 1998 will be entitled to vote at the meeting, and those Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, please complete, date, and sign the enclosed proxy card and return it in the postage paid envelope provided.

         Your proxy may be required in order for there to be a quorum (a majority of MITS' outstanding shares as of April 23, 1998) for the transaction of business at the meeting. You may revoke your proxy at any time before it is voted by filing with MITS a written revocation or a duly executed proxy bearing a later date. If you are present at the meeting and elect to vote in person, your proxy will not be used.

         On another matter, the Fund hereby advises Shareholders that, due to the reduction in the lease and interest income resulting from sale of the Fund's assets, the Fund's expenses for 1998 are projected to exceed the limitations set forth in the original offering Prospectus, dated June 30, 1989 (the "Prospectus"), and in the Amended and Restated Bylaws of the Corporation, dated August 3, 1989 (the "Bylaws"). The terms of both the Prospectus and Bylaws require that, if in any year the total operating expenses of the Fund exceed the greater of (a) 2 percent of the average invested assets for that year or (b) 25 percent of the net income for that year, the Independent Directors must conclude that the level of expenses is justified if the Advisor is to be fully reimbursed. The Bylaws also require that a written disclosure be made to Shareholders that these limitations have been exceeded and as to the factors considered by the Independence Directors in reaching their conclusion.

         At the February 26, 1998 meeting of the Board of Directors, the Independent Directors unanimously agreed that the projected level of expenses for 1998 was justified. This finding was based upon the fact that the Fund's expenses have not declined proportionately with the reduction in the Fund's assets and income. The Independent Directors authorized the Advisor to be fully reimbursed for the 1998 expenses provided no category of expense incurred in 1998 is more than 10 percent in excess of the projections reviewed by such Directors.

                                                      BY ORDER OF THE BOARD OF
                                                      DIRECTORS OF METRIC INCOME
                                                      TRUST SERIES, INC.

                                                      By:
                                                         -----------------------
                                                            Herman H. Howerton,
                                                            Secretary
Dated:  April 30, 1998

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


General

         THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF METRIC INCOME TRUST SERIES, INC. ("MITS" or the "Fund") with its principal executive offices located at One California Street, San Francisco, California 94111, for use at the Annual Meeting of MITS' Shareholders to be held on June 17, 1998, and at any continuation or adjournment thereof (the "Annual Meeting") for the purposes set forth herein.


Solicitation

         MITS will first mail this Proxy Statement and accompanying proxy on or about [April 30, 1998] to all Shareholders entitled to vote at the Annual Meeting. It is contemplated that proxies will be solicited principally through the mail, but Directors and officers of MITS or regular employees of the Advisor to MITS, SSR Realty Advisors, Inc. (the "Advisory Company", "Advisor" or "SSR") or its affiliates, may, without additional compensation, solicit Proxies, personally or by telephone, telegraph, or letter. MITS may request banks, brokerage houses, and other institutions, nominees, or fiduciaries holding MITS Shares in their name to forward the solicitation materials to the beneficial owners thereof. MITS will bear the entire cost of proxy solicitation, including reimbursement of the reasonable expenses incurred by brokerage firms and others representing beneficial owners of shares in so forwarding those materials.

Voting Rights and Outstanding Shares

         Only holders of the Fund's common stock (the "Shareholders") who are holders of record at the close of business on April 23, 1998 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were outstanding and entitled to vote 6,321,641 shares of MITS common stock (collectively, the "Shares"). Each outstanding Share is entitled to one vote for each matter to be voted upon at the Annual Meeting, except that in the election of Directors, each Shareholder has cumulative voting rights and, if any Shareholder has given notice at the meeting prior to voting of the Shareholder's intention to cumulate the Shareholder's votes, is entitled to as many votes as equal the number of Shares held multiplied by the number of Directors to be elected (five), which votes may be cast for a single candidate or distributed among two or more candidates as the Shareholder thinks fit. See "Nomination and Election of Directors". Voting on the approval of the Plan of Liquidation and Dissolution, and on any other matters which may be submitted at this meeting, will be on a noncumulative basis.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted by filing with MITS, at its principal executive offices, written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                               GENERAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

         As of April 23, 1998, the percentage of the outstanding Shares of common stock of MITS beneficially owned by any Shareholder was less than five percent. As of such date, the only Director, nominee for Director or officer of MITS who beneficially owned any Shares of MITS was William F. Garlock, a Director, who owned 3,127.7642 Shares (which amount is less than one percent of the outstanding Shares of MITS). An affiliate of the Advisory Company owns 21,506 Shares of MITS, which amount is less than one percent of the outstanding Shares of MITS. The members of the Board of Directors of the Advisory Company are: Thomas P. Lydon, Jr., Gerard P. Maus and Ralph F. Verni. The last two named individuals are also officers of State Street Research & Management Company ("State Street Research"), a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life").

Board Meetings and Committees

         The Board of Directors held five meetings during 1997. No Director attended less than 75 percent of the aggregate of meetings of Directors held during 1997. MITS has no standing Nominating, Audit or Compensation Committees.


Compensation

         Directors and officers of MITS who are employed by the Advisory Company or its affiliates received no compensation from MITS during 1997. Because all of the officers of MITS are employed by the Advisory Company, none of the officers received any compensation from MITS. The aggregate remuneration paid for services during 1997 to all Independent Directors (as defined below) as a group was $37,795, including reimbursement of expenses incurred in attending meetings and conducting the business of MITS. No Director received from MITS aggregate remuneration for services during 1997 in excess of $60,000, including reimbursement for expenses incurred in attending meetings and conducting the business of MITS. Those Directors who are neither officers of MITS nor of the Advisory Company nor its affiliates (the "Independent Directors") received an annual fee of $9,000 plus $500 for each meeting of the Board attended in person and $100 for each meeting attended by telephone conference call. The Board has adopted a resolution approving the reduction in the annual fee to $5,000 per year, effective July 1, 1998. All Directors are entitled to reimbursement of expenses incurred in attending meetings and carrying on the business of MITS. For 1997, only Mr. Moeckel (see "Proposal One - Nomination and Election of Directors - General" below) received reimbursement of expenses of $4,995.

         The Advisory Company is compensated for its services as Advisor pursuant to an Advisory Agreement originally between the Fund and Metric Realty. On March 27, 1997, the Advisory Agreement was assigned by Metric Realty to, and the obligations thereunder were assumed by, SSR Realty Advisors, Inc., an affiliate of Metric Realty. This Assignment and Assumption was unanimously approved by the Independent Directors on March 27, 1997.

         The Advisory Agreement provides for, among other things, a regular quarterly advisory fee, certain transactional fees and reimbursement of certain expenses. Pursuant to Section 4.9 of MITS' Bylaws, the Independent Directors are required at least annually to reach a determination that the Advisor's compensation is reasonable in relation to the nature and quality of services performed. Such determination must be based on the following criteria and reflected in the minutes of the meeting of the Directors: (i) the size of the advisory fee in relationship to the size, composition and profitability of the invested assets; (ii) the investment opportunities generated by the Advisor;

(iii)  advisory  fees paid to other  advisors  by other real  estate  investment trusts; (iv) additional revenues realized by the Advisor and its affiliates through their relationship with MITS, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by MITS or by others with whom MITS does business; (v) the quality and extent of services and advice furnished by the Advisor; (vi) the quality of the portfolio of MITS in relationship to the investments generated by the Advisor for its own account; and (vii) all other factors the Independent Directors may deem relevant. On February 26, 1998, following due consideration of each of the foregoing criteria, the Independent Directors unanimously approved the extension of the Advisory Agreement through the period ending December 31, 1998.

         The quarterly advisory fees paid to the Advisor under the Advisory Agreement through March 31, 1998, were calculated at a rate of 0.75 percent per annum of the appraised value of the properties. Such fees were payable in full only if MITS made annualized dividend payments equaling at least 8.5 percent of the Shareholders' adjusted capital contribution, i.e., the original invested capital paid by all Shareholders for the shares reduced by the total dividends from the sale or disposition of any property or the sale or principal repayment of securities. To the extent that dividends paid for a calendar quarter were less than 8.5 percent on an annualized basis, the advisory fee payable to the Advisor for that quarter was to be proportionately reduced. See "Certain Relationships and Related Transactions" below for information regarding fees and expense reimbursements paid to Metric Realty as the Advisory Company in 1997. In connection with the extension of the Advisory Agreement to cover the period April 1, 1998 to December 31, 1998, in view of MITS' property sales and the uncertainty regarding the amount of dividends that will be paid for the remainder of 1998 and the need for services by the Advisory Company to wind down the affairs of MITS (see "Approval of Plan of Liquidation and Dissolution" below), the advisory fees to be paid to the Adviser were modified to flat fees of $25,000 per quarter, not related to dividends paid.

Stock Price Performance Graph

         The graph presented below compares the cumulative total return on MITS common stock to the cumulative return of the Standard & Poor's 500 Index and an index of finite-life real estate investment trusts ("REITs") prepared at MITS' request by the National Association of Real Estate Investment Trusts ("NAREIT") for the period December 31, 1992 through December 31, 1997. The NAREIT finite-life REIT index (the "REIT Index") consists of tax-qualified finite-life REITs which are traded on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System. Companies included in the REIT Index as of December 31, 1997 are identified on Exhibit A attached hereto. Also identified on Exhibit A are companies included in the REIT Index as of December 31, 1996, but not included as of December 31, 1997 because of one or more of the following reasons: (i) the company has been liquidated or consolidated into another REIT;
(ii) the stock of the company has ceased trading on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System; or (iii) the company has lost its status as a real estate investment trust.

         The return on investment in MITS' common stock depicted below is based on an estimate of the Share value, as no public market for the Shares exists. To compute Share value as of December 31, 1992 referenced in the graph, MITS used a formula having as its components the net book value of MITS' properties, the market value of mortgage-backed securities and the book value of its other assets and liabilities. For the years ended December 31, 1993 and thereafter, MITS used the same formula, except that the value of MITS' properties as at the end of 1993, 1994, 1995 and 1996 was determined based on independent third party appraisals (other than one property purchased in December, 1994 as to which the amount invested in the property was used as its value for 1994) and the value of MITS' properties at the end of 1997 was determined based on the Adviser's estimate of net sales proceeds. For each of the years covered, the net asset value so determined was divided by the number of Shares then outstanding to determine value per share. The graph below shows the value of $100 invested on December 31, 1992 as of the year ends depicted, assuming dividend reinvestment on each date paid, based on such estimated Share prices as of the quarter end immediately preceding such dividend payment.

                        METRIC INCOME TRUST SERIES, INC.

            Comparison of Cumulative Return from December 31, 1992 to
                               December 31, 1997
                               [graphic material]
------------   ---------- ---------- ---------- ---------- ---------- ----------
                12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
------------   ---------- ---------- ---------- ---------- ---------- ----------
MITS           $   100.00 $   103.62 $   108.78 $   124.89 $   134.39 $   143.53
------------   ---------- ---------- ---------- ---------- ---------- ----------
S&P 500        $   100.00 $   109.99 $   111.43 $   153.13 $   188.29 $   251.13
------------   ---------- ---------- ---------- ---------- ---------- ----------
Finite-Life    $   100.00 $   121.06 $   122.15 $   153.87 $   206.06 $   321.77
------------   ---------- ---------- ---------- ---------- ---------- ----------

Officers

        Set forth below is information regarding MITS' sole executive officer (other than Thomas P. Lydon, Jr. and William A. Finelli whose biographical information is set forth under the Section entitled "Nominees").

        Herman H. Howerton. Vice President,  General Counsel and Secretary.  Age
54. Since August, 1988, Mr. Howerton has been a Vice President and General Counsel of the Advisory Company and was Senior Vice President, Corporate Counsel from March to August 1988. In April, 1997, he also became Managing Director of the Advisory Company. He has been a Vice President and General Counsel and Secretary of MITS since its formation. Mr. Howerton received a Bachelor of Arts Degree from California State University at Fresno in 1965 and a Juris Doctor Degree from Harvard Law School in 1968. He is a member of the State Bar of California and a licensed California real estate broker.

Certain Relationships and Related Transactions

         MITS is a party to the Advisory Agreement with the Advisory Company. Thomas P. Lydon, Jr., the Chairman, President and Chief Executive Officer of MITS, is President and Chief Executive Officer and a Director of the Advisory Company. William A. Finelli, a Director and Vice President, Chief Financial Officer of MITS, is Vice President, Chief Financial Officer, Treasurer and Managing Director of the Advisory Company.

         The term of the Advisory Agreement has been extended by the action of the Independent Directors to December 31, 1998. Services provided to MITS by the Advisory Company include investment advice, real estate disposition assistance, financial services and asset management services.

         MITS' Advisory Agreement with the Advisory Company provides, among other things, for payment of regular quarterly advisory compensation, together with reimbursement of certain expenses. (See "General Information - Compensation" above for information regarding this advisory compensation.) Under the Advisory Agreement, the Advisory Company and its affiliates are entitled to reimbursement for all costs incurred in providing services to MITS. These reimbursable costs fall into two categories: direct costs and allocated common overhead costs. Such reimbursable costs include, but are not limited to, the cost of rent, goods or material furnished or incurred by the Advisory Company in connection with services rendered to or for the benefit of MITS based upon the compensation of the individuals involved and an appropriate share of overhead. Such reimbursable costs also include costs of legal, accounting, and other contracted services, and related general and administrative costs. As amended, the Advisory Agreement also provides for payment to the Advisory Company of a flat fee of $25,000 per quarter. (See "- Compensation", above).

         During 1997, Metric Realty and SSR Realty Advisors, Inc. (see "General Information Compensation" above for information regarding assignment of the Advisory Agreement by Metric Realty to SSR) together earned aggregate advisory fees of $163,917 and received or had the right to receive as of December 31, 1997, $200,004 in reimbursement of expenses. Neither Metric Realty nor SSR earned any acquisition or other fees from MITS in 1997. Additionally, MITS has entered into an agreement with State Street Research pursuant to which State Street Research manages MITS' mortgage-backed securities portfolio. State Street Research is a subsidiary of Metropolitan Life and an affiliate of the Advisor. During 1997, State Street Research earned $25,328 in fees.

         The above described arrangements were not made pursuant to arm's length negotiations. In the opinion of the Independent Directors of MITS, however, the terms are as beneficial to MITS as terms which could be obtained from an independent third party or parties for similar services and the compensation of the Advisory Company and State Street Research is reasonable in relation to the nature and quality of services performed by the Advisory Company and State Street Research, respectively.

Independent Auditors

         Ernst & Young, independent auditors, provided auditing services to MITS in 1997. A representative of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions. Such representative will also have the opportunity to make a statement at the meeting if he or she desires to do so.

Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the officers and directors of a public company and persons who beneficially own more than ten percent of a registered class of its equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") on Forms 3, 4 and 5 and to submit copies of these Forms to the company. Under Section 16 of the Exchange Act, MITS is required to identify in this Proxy Statement the name of each person who failed to file a required Form on a timely basis and to set forth the number of late Forms, the number of transactions that were not reported on a timely basis and any known failure to file a required Form.

         Based solely on its review of the copies of any Forms 3, 4 and 5 received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, MITS believes that during the most recent fiscal year, all filing requirements under Section 16(a) of the Exchange Act applicable to those persons who were, at any time during the last fiscal year of MITS, officers, directors or greater than ten percent Shareholders of MITS were complied with.

                               PROPOSAL NUMBER ONE

                 APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION


         The Board of Directors of the Fund (the "Board") unanimously approved the Plan of Liquidation and Dissolution of the Fund (the "Plan") at a meeting held on December 10, 1997, and directed that the Plan be submitted for adoption by the Shareholders of the Fund at the Annual Meeting. Shareholders will be asked at the Annual Meeting, among other things, to adopt the Plan and authorize the Board of Directors to take all action necessary or appropriate to implement the Plan. A copy of the Plan is included with this Proxy Statement as Exhibit A. Reference is made to Exhibit A for a more complete description of the terms and conditions of the Plan.

Factual Background

         The Fund was formed in 1989 and is qualified as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund was formed to invest in commercial real property and in mortgage-backed securities. In its initial public offering, the Fund raised an aggregate amount of $60 million, the net proceeds of which were to be invested approximately 80% in equity interests in retail, commercial or industrial real properties and approximately 20% in mortgage-backed securities. Pursuant to the Fund's offering prospectus, the Fund's assets were expected to be sold, and the net proceeds were expected to be distributed to the holders of the Fund's Common Stock, at the expiration of a seven to twelve year period.

Sales of the Fund's Assets to Date

         In accordance with the Fund's original investment objectives, the Fund's Board of Directors commenced the liquidation of the Fund's assets in June, 1996. The Fund completed the liquidation of its mortgage-backed security portfolio during the third quarter of 1997.

        In June, 1996 when the Fund commenced the liquidation of its assets, the Fund owned a total of 21 properties. Sixteen of those properties were Stop N Go convenience stores, and the other five were retail properties. The Fund has completed the sale of all of its retail properties. The Fund has completed the sale of all but one of its convenience store properties. The final remaining convenience store property is currently being marketed. The net proceeds of all sales made through December 31, 1997, less cash reserves, have been distributed to the Shareholders. The most recent of such distributions was made January 12, 1998 which consisted of a substantial portion of the net proceeds of the sales which closed October 10, December 23 and December 30, 1997. Based on actual and estimated gross sales prices of the properties, the Fund has sold more than 95% of its assets.

Shareholder Approval of Dissolution

         Under California law, the Fund may wind up and dissolve by vote of Shareholders representing 50% or more of the voting power of the Fund. The Fund was formed as a finite-life entity, and as mentioned above, the Fund's offering prospectus indicated that the Fund expected to sell all of its assets at the expiration of a seven to twelve year period and distribute the net proceeds thereof to the Shareholders. Therefore, although the Fund has the authority to sell its assets without obtaining a Shareholder vote, the approval of Shareholders holding a majority of the outstanding Shares is required to wind up and dissolve the Fund. Therefore, the Fund is seeking Shareholder approval of the Plan, which will effect the dissolution.

Summary of the Plan

         General. The Plan provides for the dissolution and complete liquidation of the Fund, by providing for (a) the sale or other disposition of all of the remaining assets of the Fund, (b) distribution to its Shareholders of the net cash proceeds or other assets (after payment of liabilities and expenses) to be realized from the sales or other dispositions of its assets in complete cancellation of each Shareholder's stock, and (c) the dissolution of the Fund in accordance with the California General Corporation Law.

         California law provides that creditors may recover amounts distributed to a dissolving corporation's shareholders to the extent of the amount distributed to the shareholders in connection with the dissolution. Therefore, the Fund's Board of Directors has recommended that the Fund retain a portion of the proceeds from the sale of its assets and remain in existence following the sale of all of the Fund's properties to protect its Shareholders, officers and directors from third party claims which may arise after the final sale. The Board currently expects that the Fund will remain in existence for a period of approximately two years following the adoption of the Plan by the Shareholders, although such period may be extended at the discretion of the Board if it determines that it is appropriate for the protection of the Fund's Shareholders, directors or officers.

         Sale of Assets and Property. The Plan provides that the Board shall continue the process of selling or otherwise disposing of all of the assets of the Fund. After the closing of any sale the Fund will pay, or will make adequate provision for payment of, all known liabilities of the Fund (including expenses of the sale) which are attributable to such assets and which are not assumed by the buyer thereof. The Fund will set aside from the cash or other proceeds such additional amount as the directors determine to be reasonably necessary for payment of other known, unknown, and contingent liabilities or expenses of the Fund.

         If, as the Plan authorizes, any property is disposed of under the Plan in exchange for one or more promissory notes or other non-cash proceeds, the Board of Directors may direct the officers of the Fund to sell all or a portion of such non-cash proceeds in exchange for cash. Alternatively, the Board may, in its sole discretion, direct the distribution in kind of all or a portion of such non-cash proceeds to the Shareholders.

         Distributions to Shareholders. The cash proceeds or other assets realized from the sale or other disposition of real properties and other assets of the Fund, and any interest or other return thereon, shall be distributed to the Shareholders of the Fund at such times and in such amounts as shall be determined by the Board of Directors, in its sole discretion. If any funds or other assets deposited with the Fund's transfer agent for distribution to Shareholders are not distributed because one or more Shareholders cannot be located, such undistributed funds or other assets shall be deposited with the California State Controller in accordance with the provisions of Section 2007 of the California General Corporation Law. Such undistributed funds or other assets shall be held and distributed in accordance with the California Unclaimed Property Act.

         Pending any liquidating distributions, the cash proceeds of sales shall be invested by the Board of Directors of the Fund in such manner as the Board of Directors deems appropriate, in its sole discretion. The Board will seek to invest such proceeds in such manner that the Fund will not be deemed an investment company under the Investment Company Act of 1940.

         Dissolution. If the Plan is adopted by the Shareholders of the Fund, the Fund will, at such time as the Board determines, (a) provide notice of commencement of winding up proceedings to all its known creditors as required by
Section 1903 of the California General Corporation Law, (b) cause any documentation required by federal or state tax authorities to be obtained, prepared, executed and filed, (c) file a certificate of election to wind up and dissolve pursuant to Section 1901 of the California General Corporation Law, (d) provide notice of commencement of winding up proceedings to Shareholders, other than those who have voted in favor of the dissolution, by mail at such Shareholder's address as it appears on the records of the Fund, and (e) withdraw its ability to do business as a foreign corporation in any states in which it presently has such authority. When the Fund has been completely wound up, the Board of Directors of the Fund will file with the California Secretary of State a Certificate of Dissolution in accordance with the provisions of the California General Corporation Law.

         Amendments to the Plan. Notwithstanding adoption of the Plan by the Shareholders at the Annual Meeting, the Board of Directors of the Fund may modify or amend the Plan without further action by the Shareholders, in accordance with the provisions of California law. Prior to the filing of Certificate of Dissolution, the Board of Directors may abandon the Plan only with the further approval of the Shareholders, unless and to the extent that then current California law permits the Board to abandon the Plan without the further approval of the Shareholders.

         Indemnification and Insurance. The Board will have the power and authority under the Plan to purchase and/or continue and maintain insurance as it deems necessary to cover the Fund's indemnification obligations, including insurance which will remain in effect subsequent to the dissolution of the Fund.

         Authority and Expenses. The Board of Directors and, if authorized by the Board, the officers, will have authority under the Plan to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider desirable to carry out the purposes of this Plan. The Fund will pay all expenses incurred in connection with the Plan and the sale of assets and liquidating distributions, including, but not limited to, all legal, accounting, printing, appraisal and other fees and expenses of persons rendering services to the Fund, including its Advisor, SSR Realty Advisors, Inc.

Risks Attendant to the Adoption of the Plan. Shareholders should consider the following risks in evaluating whether to approve the Plan:

         Potential Liability of Shareholders. The Board expects to adequately provide for all of the Fund's liabilities prior to distributing any of the proceeds of sales of properties to the Shareholders. If, however, the Board does not adequately provide for liabilities, and the Fund's liabilities exceed its assets after a liquidating distribution is made, then the Shareholders receiving such distribution could be liable to return to the Fund the amount of such shortfall, but not exceeding the total amount distributed in all of such liquidating distributions.

         Timing of Distributions. There can be no assurance that the final sale of the remaining property will be completed in the near future, and therefore that any remaining liquidating distributions will be made in the near future, or ever.

Certain Federal Income Tax Matters

         Tax Consequences to the Fund. For federal income tax purposes, the Fund is taxed as a REIT. In order for the Fund to continue to qualify as a REIT, it must satisfy a number of asset, income and distribution tests. First, the Fund must satisfy the asset tests: (i) at least 75% of the value of the Fund's assets at the close of each quarter of the Fund's taxable year must be represented by real estate assets, cash, cash items (including receivables arising in the ordinary course of the Fund's operations), and government securities; (ii) the Fund may not have more than 25% of its total assets represented by non-government securities, and in connection with investments in such securities, not more than 5% of the value of the Fund's total assets may be invested in such securities of any one issuer; and (iii) the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. Second, the Fund must also satisfy a two-part source of income test: (i) at least 75% of the Fund's gross income must be derived from rents from real property, interest on obligations secured by mortgages on real property, and other sources directly related to its real estate activities; and (ii) at least 95% of the Fund's gross income must be derived from the sources described in part one above and from dividends, interest and gains from sales or dispositions of stock or securities. Third, the Fund must distribute 95% of its REIT taxable income (determined without regard to the dividends paid deduction and by excluding any net capital gain) to its Shareholders each taxable year.

         The Fund anticipates that it will remain qualified under the foregoing tests throughout the period of the liquidation although current projections for 1998 show that the Fund will pass the 75% income test, the Fund's estimates indicate that the margin will only be one or two] percentage points. In general, given the changes in the nature of the Fund's assets and in the Fund's sources of income which may result from sales of assets in the liquidation, and the need to retain assets to meet liabilities, there can be no assurance that the qualification tests will be met. If the Fund ceases to qualify as a REIT for any taxable year, it would be taxable as a corporation for federal and state income tax purposes and would be liable for federal and state income taxes with respect to its gains from sales of assets and its income from operations for that year and for subsequent taxable years, although its net operating loss carryforwards would be available to offset most of such income. Net operating loss carryforwards, however, are allowed to offset only a maximum of 90% of a corporation's alternative minimum taxable income. In addition, certain states, such as California, impose restrictions on a corporation's use of net operating loss carryforwards. Thus, if the Fund fails to maintain its qualification as a REIT and has taxable income for a taxable year, some federal and state tax will be owed in spite of the Fund's prior year losses.

         For purposes of  calculating a REIT's  taxable income for a given year,
Section 857(b) of the Code allows the REIT a deduction for dividends paid to its Shareholders during that taxable year, and, therefore, a REIT generally is not subject to federal income tax to the extent it distributes its taxable income to its Shareholders as a dividend. Furthermore, Section 562(b) of the Code provides that distributions pursuant to a plan of complete liquidation occurring within a 24-month period following the adoption of a plan of liquidation will, to the extent of the distributing corporation's earnings and profits for the year of the distribution, be treated as dividends for purposes of computing the corporation's dividends paid deduction. Adoption of the Plan by the Shareholders will constitute adoption of a plan of liquidation for this purpose. In addition
Section 562(e) of the Code provides that, for this purpose, a REIT's earnings and profits for a taxable year include gain realized on the sale or exchange of real property during that year. It is anticipated that the Fund will distribute sufficient amounts to the Shareholders each year so that it will remain qualified as a REIT under the rules described above and that the Fund will have no REIT taxable income as a result of the liquidation. Nevertheless, it is possible that the Fund will not complete its liquidation within the requisite 24-month period and/or that the Fund will fail to qualify as a REIT under the asset, income and distribution tests described above, in which case some federal and state tax may be owed.

         The Fund is also subject to a 100% excise tax on any gain from a "prohibited transaction". The term "prohibited transaction" means the sale or other disposition of Fund property that is held for sale to customers in the ordinary course of the Fund's business. While the Fund does not believe that any of its property is held for sale to customers in the ordinary course of business, but rather is held for investment and the production of rental income, this determination is inherently factual in nature and thus, cannot be predicted with certainty. The Code does provide a "safe harbor" which, if all its conditions are met, would protect a REIT's property sales from being considered prohibited transactions, but the Fund may not be able to satisfy these conditions because certain expenses directly incurred by the Fund may be too high.

         Consequences  to  Shareholders.  The  Fund  believes  that  liquidating distributions to Shareholders pursuant to the Plan will be treated as distributions in complete liquidation of the Fund; that is, they will not be treated as dividends, but rather as if the Shareholder had sold his or her Shares. In such case, a Shareholder will recognize gain or loss with respect to each Share held by the Shareholder, measured by the difference between (i) the Shareholder's basis in that Share and (ii) the total amount of cash and fair market value of other property, if any, received by the Shareholder with respect to such Share pursuant to the Plan. If a Shareholder holds more than one block of Shares (groups of Shares acquired at different times or at different costs), each liquidating distribution will be allocated ratably among the various blocks of Shares and gain or loss will be computed separately with respect to each block of Shares.

         Gain or loss recognized by a Shareholder will be capital gain or loss provided the Shares are held by the Shareholders as capital assets. Capital gain or loss will be long-term if the Shares are held for one year or more. Long-term capital gain rates of 20% are available for sales or exchanges of capital assets held for more than 18 months. Long-term capital gain rates for capital assets held 18 months or less are 28%. Any long-term capital gains from the sale or exchange of depreciable real property that would be subject to ordinary income taxation (i.e., 'depreciation recapture') if it were treated as personal property will be subject to a maximum tax rate of 25% instead of the 20% maximum rate. A REIT may designate a capital gains dividend as a 20% rate gain dividend, an unrecaptured Section 1240 25% rate gain distribution or a 28% rate gain distribution. Corporate Shareholders may only deduct capital losses recognized in a taxable year to the extent of capital gains recognized during such year, while individual Shareholders may deduct capital losses to the extent of their capital gains, plus $3,000. Any unused capital loss may be carried forward indefinitely until the taxpayer recognizes sufficient capital gains to absorb them. Capital losses may not be carried back.

         The Plan will likely result in more than one liquidating distribution to the Shareholders. If so, each liquidating distribution will be first applied against the adjusted tax basis of each of a Shareholder's Shares and gain will be recognized with respect to a Share only after an amount equal to the adjusted tax basis of such Share has been fully recovered. Any losses with respect to a Share may be recognized by a Shareholder only after the Fund has made its final liquidating distribution on or after the last substantial liquidating distribution is determinable with reasonable certainty. As a consequence of the foregoing, Shareholders incurring losses under the Plan will likely be prevented from recognizing such losses until the receipt of the final liquidating distribution.

         Taxation of Non-U.S. Shareholders. Because the liquidating distributions pursuant to the Plan will be treated as paid in exchange for a Shareholder's Shares and not as dividends, no withholding on liquidating distributions will generally be required because of the Foreign Investment in Real Property Tax Act, commonly known as "FIRPTA," unless a Shareholder who is not a U.S. citizen or resident owns, or has owned within the prior five years, 5% or more of the Fund's outstanding common stock.

        If the Fund does not qualify as a REIT, depending on the circumstances existing at the time of the distributions, withholding on liquidating distributions may be required. In the event the Fund does not qualify as a REIT, the liquidating distributions may be treated as a disposition of a U.S. Real Property Interest by the Non-U.S. Shareholders. In such case, the Fund would be required to withhold a tax equal to 10% of the amount realized by the Non-U.S. Shareholders. Non-U.S. Shareholders should consult a tax advisor with respect to the consequences of the Fund's failure to qualify as a REIT.

         Under recent Treasury Regulations, after December 31, 1999 a Non-U.S. Shareholder who wishes to claim the benefit of an applicable treaty rate would be required to satisfy certain certification requirements, and certain Non-U.S. Shareholders and persons holding Shares through such entities, may be subject to restrictions on their ability to claim benefits under U.S. tax treaties and should consult a tax advisor. The discussion set forth in "Taxation of Non-U.S. Shareholders" does not take the new withholding regulations into account. Non-U.S. Shareholders are strongly urged to consult their own tax advisors with respect to the new withholding regulations.

         State and Local Income Tax. Shareholders may also be subject to state or local taxes with respect to distributions received by them pursuant to the Plan and should consult their tax advisors regarding such taxes.

        Backup Withholding. Liquidating distributions will not be subject to back-up withholding.

Required Vote for Approval of the Plan

         Approval of the Plan requires the affirmative vote of holders of a majority of the outstanding Shares. Abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in "street" or nominee name because such record holder does not have discretionary authority to vote on the matter) will be counted towards the presence of a quorum at the meeting. Abstentions and broker non-votes will have the same effect as votes against the approval of the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE PLAN OF DISSOLUTION AND LIQUIDATION, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                  PROPOSAL TWO

                    APPROVAL OF AMENDMENT TO FUND'S BYLAWS TO
               ELIMINATE CERTAIN FINANCIAL REPORTING REQUIREMENTS

         Section 9.6 of the Fund's Bylaws (the "Bylaws") currently provides that the Fund shall provide not later than 120 days after the close of the fiscal year an Annual Report to the Shareholders. The Annual Report is required to include, among other things, an audited balance sheet and statements of income and expense. In addition, Section 9.7 of the Bylaws provides that the Fund shall provide unaudited financials to its Shareholders within 60 days following the close of the first three calendar quarters.

         The Fund currently owns only one property which is a convenience store. The Fund believes that the store asset represents less than 5% of the Fund's original asset base. In light of the Fund's limited assets, the Board of Directors believes that the cost associated with the preparation and mailing of annual audited financial statements and unaudited quarterly reports is too high when considered in light of the fact that the Fund owns only one property. The Board of Directors believes that the best interest of the Shareholders will be served by deleting these requirements in the Bylaws.

         Under the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), the Fund is currently required to deliver audited financial statements to its Shareholders in the form of an annual report. The Fund has requested that the Securities and Exchange Commission (the "SEC") issue an exemptive order pursuant to Section 12(h) of the Exchange Act which, if issued, would excuse the Fund from compliance with the reporting requirements under the Exchange Act. If the SEC is unwilling to issue such exemptive relief, however, the Fund will continue to comply with the reporting requirements under the Exchange Act until such time as it is no longer subject thereto.

         If this proposal to delete the reporting requirements from the Bylaws is adopted and if the SEC grants the exemptive order referenced above, the Fund will continue to provide to its Shareholders unaudited financial statements on an annual basis updating them on the Fund's financial position. In addition, the Fund will file current reports on Form 8-K to disclose material events relating to its liquidation when and if such events occurred. Thus, the Shareholders will be kept apprised of the final stages of the Fund's liquidation process, while the Fund would be relieved from the significant expense associated with full compliance with the Exchange Act and the Bylaw provisions.

         The detriment associated with the adoption of the amendment to the Bylaws would be that the Shareholders would no longer be entitled to receive certain financial information relevant to their investment in the Fund.

Required Vote for Approval of the Amendment

         The amendment to the Bylaws requires the affirmative vote of a majority of the outstanding Shares. Abstentions and broker non-votes will have the same effect as votes against the Amendment to the Bylaws.

         THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THIS PROPOSAL AND, IN THE
         ABSENCE  OF  INSTRUCTIONS  TO  THE  CONTRARY,   PROXIES   SOLICITED  IN
         CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                 PROPOSAL THREE

                      NOMINATION AND ELECTION OF DIRECTORS

General

         At the Annual Meeting, Directors are to be elected who will hold office until the next annual meeting of Shareholders and until the election of their respective successors, or until their earlier death, resignation, or removal.

         All of the incumbent Directors have been nominated for reelection. Each such nominee has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below. The proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unavailable for election for any reason, the Shares represented by the proxies will be voted for any substitute nominee designated by the Directors. If additional persons are nominated by persons other than the Board, discretionary authority is hereby solicited for the proxy holders in their discretion to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the five nominees listed below, or substitute nominees designated by the Directors, as possible. See "Voting Rights and Outstanding Shares" set forth above. The five nominees receiving the highest number of affirmative votes of the Shares entitled to be voted at the Annual Meeting will be elected Directors of MITS. The inspector of elections at the Annual Meeting will tabulate the votes with respect to nominees by recording the total number of votes for each nominee and the number of votes withheld with respect to each of the Board's nominees. Votes withheld shall have no legal effect, except that the shares represented thereby will be counted as present for the purpose of determining whether a quorum is present at the meeting. With respect to any other matters that may properly come before the Annual Meeting, the inspector of elections will record the number of votes in favor of such matter, the number of votes opposed and the number of abstentions.

         Of the five Directors nominated, three are Independent Directors and two are officers of the Advisory Company and/or its Affiliates. The Bylaws of MITS require that a majority of the Directors be Independent Directors and that successor Independent Directors be nominated by the remaining Independent Directors.

Nominees

         The following indicates each nominee's age and his principal experience during the past five or more years:

         Thomas P. Lydon, Jr. Chairman, President and Chief Executive Officer, age 49. Mr. Lydon has been President and Chief Executive Officer of the Advisory Company since February 1995 and became Chairman of MITS in March 1997. Prior to joining the Advisory Company, Mr. Lydon was from April 1992, an Executive Vice President of MBL Life Assurance Corporation ("MBL") (formerly Mutual Benefit Life Insurance Company) chosen by the New Jersey Department of Insurance to oversee, rebuild and organize the real estate investment division of MBL. Mr. Lydon's experience before joining MBL included serving as Executive Vice President and principal of Manhattan Capital Realty Corporation, an investment banking firm, from 1990 to 1992, and as Senior Vice President of Unicorp American Corporation, a real estate and banking firm, from 1985 to 1990. Mr. Lydon graduated from Syracuse University with a Bachelor's Degree in Business Administration in 1970.

         William A. Finelli. Director, Vice President, Chief Financial Officer and Treasurer, age 40. Mr. Finelli has been Managing Director, and a Vice President, Chief Financial Officer and Treasurer of the Advisory Company since August 1995 and became a Director of MITS in March 1997 and its Vice President, Chief Financial Officer and Treasurer in April 1997. He is responsible for overseeing the day-to-day activity of the accounting, finance, technology and valuation areas of the Advisory Company. Before he joined the Advisory Company, Mr. Finelli served from November 1983 as a financial executive of MBL. His last position with MBL was Vice President - Real Estate Accounting. Prior to his years at MBL, Mr. Finelli was with Ernst & Young, a public accounting firm. Mr. Finelli graduated from Rutgers University with a Bachelor's Degree in Accounting in 1979 and is a certified public accountant.

         William F. Garlock. Independent Director, age 48. Mr. Garlock is President and a director of Garlock & Company, a real estate merchant bank he formed in 1987. He resigned in June 1993 as President and a member of the Board of Directors of Lincoln N.C. Realty Fund Incorporated, a publicly-held real estate investment trust, positions he held for more than five years. Prior to 1987, Mr. Garlock spent five years with Blackman, Garlock, Flynn & Co., a real estate merchant banking firm he started in San Francisco. From 1977 through 1981, he served as Senior Vice President in charge of Finance for Daon Corporation, a real estate developer based in Canada. Mr. Garlock currently serves as a member of the Board of Directors of Brennan Garlock, Inc., a private banking firm. He received a Bachelor of Arts Degree from the University of California at Santa Barbara and a Master's Degree in Business Administration from Stanford University.

        William G. Moeckel, Jr. Independent Director, age 51. Mr. Moeckel is President of Moeckel & Co. and a partner of Thayer Hotel Investors II, L.P., a private investment partnership investing in U.S. hotel assets. He was instrumental in the formation in 1996 of this partnership and serves as its Chief Acquisitions Officer. Mr. Moeckel has over 20 years of diversified real estate development experience. From 1989 through January of 1993, he was managing partner of Moeckel, Murphy & Co. From 1986 to May of 1989, he was President of Cumberland Peale, Ltd. From 1984 through 1986, he was Senior Vice President and Director of Hotel Development of The Landmarks Group, a commercial real estate development company based in Atlanta. From 1978 to 1984, he was a partner in the Atlanta office of Laventhol and Horwath, Certified Public Accountants. Mr. Moeckel has also previously served as Senior Vice President and Chief Development Officer of Embassy Suites, Inc. Mr. Moeckel holds a real estate broker's license in Georgia and is a member of the Atlanta Board of Realtors. He graduated from Cornell University with a Bachelor of Science Degree in 1972.

         Robert M. Rouse. Independent Director, age 51. Mr. Rouse is the President of Woodmont Real Estate Services, a real estate management and consulting firm located in Belmont, California, which merged with Rouse Real Estate Associates, a real estate management and consulting firm. Since January

1994 he has also been a Director of a private real estate investment trust for institutional investors which has invested in apartment properties and for which the Advisory Company is the Advisor. Mr. Rouse was president of Rouse Real Estate Associates from 1986-1990. In 1985, Mr. Rouse was President of Brichard Management Corp., a San Francisco-based real estate investment company, where he had responsibility for property acquisition and management throughout California and Arizona. From 1973 to 1985, he was employed by the Fox Group, where he served in a number of capacities, including Senior Vice President, National
Sales and Executive Vice President and Chief Operating Officer of Fox & Carskadon Management Corporation. Mr. Rouse graduated from Golden Gate University in 1969 with a Bachelor of Science Degree in Accounting and Management and in 1977 with a Master's Degree in Business
Administration-Finance. Mr. Rouse has been designated a Certified Property Manager by the Institute of Real Estate Management.

         THE DIRECTORS RECOMMEND A VOTE "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL THREE, AND IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.


         SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any Shareholder intending to present a proposal at the next Annual Meeting of Shareholders (which may be held in 1999) and desiring management to consider that proposal for inclusion in the proxy statement relating to that meeting must submit the proposal by certified mail, return receipt requested, to the MITS' executive offices, to the attention of MITS' Secretary, no later than January 5, 1999.

         OTHER BUSINESS

         At this date, the Board of Directors knows of no other matters proposed to be brought before the meeting. If any other business should properly come before the meeting for Shareholder action, the persons named in the enclosed proxy will vote the Shares represented by the proxies in accordance with their best judgment.

         A copy of MITS' 1997 Annual Report and Form 10-K as filed with the Securities and Exchange Commission is enclosed herewith. If you desire additional copies of the 1997 Annual Report, please write to: Investor Services, Metric Income Trust Series, Inc., One California Street, Suite 1400, San Francisco, California 94111.


BY ORDER OF THE BOARD OF DIRECTORS OF METRIC INCOME TRUST SERIES, INC.

Dated:  [April 20, 1998]
San Francisco, California

                                    EXHIBIT A


Companies in 1997 Finite-life REIT Index       Companies in 1996 Finite-life
----------------------------------------       REIT Index,
                                               but not in 1997 Index
                                               ---------------------
Allied Capital Commercial Corporation    American Industrial Properties REIT
Angeles Mortgage Investment Trust        Angeles Participating Mortgage Trust
Arizona Land Income Corporation          Commercial Net Lease Realty, Inc.
Banyan Strategic Realty Trust Co.        National Income Realty Trust
EQK Realty Investors I                   Nooney Realty Trust, Inc.
Income Opportunity Realty Investors      Public Storage Properties XI, Inc.
Meridian Point Equity Trust '83          Public Storage Properties XIV, Inc.
Meridian Point Realty Trust VIII Co.     Public Storage Properties XV, Inc.
Public Storage Properties XX, Inc.       Public Storage Properties XVI, Inc.
                                         Public Storage Properties XVII, Inc.
                                         Public Storage Properties XVIII, Inc.
                                         Public Storage Properties XIX, Inc.
                                         Transcontinental Realty Investors, Inc.

                        METRIC INCOME TRUST SERIES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder of Metric Income Trust Series, Inc., a California corporation (the "Fund"), hereby appoints Thomas P. Lydon, Jr. and Herman H. Howerton, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held on June 17, 1998 at 10:00 a.m. at Park Hyatt Hotel, 333 Battery Street, San Francisco, CA, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares. TO VOTE IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

1.      Approval of the Fund's Plan of Liquidation and Dissolution

         ___ For             ___ Against                  ___ Abstain

2. Approval of the Amendment to the Fund's Bylaws deleting Sections 9.6 and 9.7 thereof

         ___ For             ___ Against                  ___ Abstain

3.      To elect directors (with authority to cumulate votes), the nominees are:

         (A)  Thomas P. Lydon, Jr. (C)  William F. Garlock        (E)  Robert M.
 Rouse
         (B)  William A. Finelli   (D)  William G. Moeckel, Jr.

        To vote for all nominees, mark an "X" in the "For All" box on the middle portion of form. To withhold authority for any individual nominee, mark an "X" in the box marked "For All Except" and mark another "X" in the appropriate nominee's box. To withhold authority on all nominees, mark an "X" in the "Withhold All" box.

        -----------------------------     Only use to withhold authority to vote
             VOTE ON DIRECTORS            on individual nominees
        -----------------------------         A      B      C       D      E
                                          1  ___    ___    ___     ___    ___
        FOR      WITHHOLD     FOR ALL
        ALL         ALL        EXCEPT     2 In their discretion, the proxy is
                                            authorized to vote upon such other
        ___    OR   ___    OR    ___        business as may properly come before
                                            the meeting.

4. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

         This Proxy must be signed and dated below.

If you do not sign and return this form, Metric Income Trust Series, Inc. may incur the additional expense of a second mailing in order to have a sufficient number of shares represented at the meeting.

                                            SPECIAL INSTRUCTIONS

                                            Please sign  exactly as name appears
                                            hereon  and date.  If the shares are
                                            held as joint tenants,  both holders
                                            should  sign.  When  signing  as  an
                                            attorney,  executor,  administrator,
                                            trustee,  guardian  or as an officer
                                            signing  for a  corporation,  please
                                            give full title under signature.  If
                                            a  corporation,  please sign in full
                                            corporate name by president or other
                                            authorized officer.


                                            Dated ____________________, 19_____



                                            ------------------------------------
                                                        Signature



                                            ------------------------------------
                                                 Signature, if held jointly


Votes must be indicated by filling in X in Black or Blue ink.
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope


                                       2